EXHIBIT 10.4

GUARANTY

(iBio, Inc.)

THIS GUARANTY (as amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”) is executed as of November 1, 2021, by IBIO, INC., a Delaware corporation (“Guarantor”), for the benefit of WOODFOREST NATIONAL BANK, a national banking association (“Lender”).

RECITALS

A.            IBIO CDMO LLC, a Delaware limited liability company (“Borrower”), and Lender have entered into the Credit Agreement dated the same date as this Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), together with certain other Loan Documents.

B.            Guarantor is an Affiliate and parent of Borrower and has agreed to enter into this Guaranty so that Borrower can receive the benefits of the Guaranteed Obligation (as defined below).

C.            In Guarantor’s judgment, the value of the consideration received and to be received by it under the Loan Documents is reasonably worth at least as much as its liability and obligation under this Guaranty, and such liability and obligation may reasonably be expected to benefit Guarantor directly or indirectly.

D.            It is expressly understood among Borrower, Guarantor, and Lender that the execution and delivery of this Guaranty is a condition precedent to Lender’s obligations to advance the Term Loan to Borrower under the Credit Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor guarantees to Lender the prompt payment at maturity (by acceleration or otherwise), and at all times thereafter, of the Guaranteed Obligation, as follows:

1.            Definitions. Each capitalized term used but not defined in this Guaranty shall have the meaning given that term in the Credit Agreement. The following terms shall have the following meanings as used in this Guaranty:

Borrower has the meaning given in Recital A and includes, without limitation, all of Borrower’s successors and assigns, Borrower as debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or for all or any portion of Borrower’s assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Debtor Relief Law from time to time in effect.

Company Debt means all obligations of Borrower to Guarantor, whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now existing or arising after the date of this Guaranty, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether or not evidenced by written instrument including the obligation of Borrower to Guarantor as a subrogee of the Lender or resulting from Guarantor’s performance under this Guaranty.

Guaranteed Obligation means any and all existing and future indebtedness and liabilities of every kind, nature, and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Borrower to Lender arising under the Credit Agreement and the other Loan Documents, including, but not limited to, the Obligations under, and as defined in, the Credit Agreement and any premium and all interest (including, without limitation, interest accruing before and after maturity, before and after a Default, and during the pendency of any bankruptcy, receivership insolvency or other similar proceeding under any applicable Debtor Relief Law (regardless whether such interest is allowed in such proceeding)), and any and all costs, attorney and paralegal fees and expenses reasonably incurred by Lender (a) in connection with any waiver, amendment, consent or default under the Loan Documents, or (b) to enforce Borrower’s, Guarantor’s, or any other obligor’s payment of any portion of the Guaranteed Obligation.

Paid in Full or Payment in Full means that the Guaranteed Obligation is completely paid in full in cash (including principal, interest, fees and expenses).

Unrestricted Cash means cash and Cash Equivalents of Guarantor that would not appear as “restricted” on a consolidated balance sheet of Guarantor and of its Subsidiaries, including, for all purposes in this Guaranty, investments in investment grade corporate bonds made by Guarantor through its financial advisor, Pershing Advisor Solutions LLC, a BNY Mellon company (“PAS”), in the ordinary course of business, maintained in an account referenced in Section 18 of this Guaranty.

2.            Guaranty. Guarantor hereby guarantees prompt payment and performance of the Guaranteed Obligation when due (at the stated maturity, upon acceleration, or otherwise) and at all times thereafter. This is an absolute, unconditional irrevocable and continuing guaranty of payment (and not of collection) of the Guaranteed Obligation which will remain in effect until the Guaranteed Obligation is Paid in Full. The circumstance that at any time or from time to time all or any portion of the Guaranteed Obligation may be Paid in Full shall not affect the Guarantor’s obligation with respect to the Guaranteed Obligation thereafter incurred pursuant to the terms of the Credit Agreement. Guarantor may not rescind or revoke its obligations to Lender under this Guaranty with respect to the Guaranteed Obligation. All payments under this Guaranty shall be made to the office of Lender and in U.S. Dollars.

3.            Default by Borrower. If a Default exists, Guarantor shall pay the amount of the Guaranteed Obligation then due and payable to Lender on demand and without (a) further notice of dishonor to Guarantor, (b) any prior notice to Guarantor of the acceptance by Lender of this Guaranty, (c) any notice having been given to Guarantor prior to such demand of the creating or incurring of such Debt, or (d) notice of intent to accelerate or notice of acceleration to Guarantor or Borrower. To enforce such payment by Guarantor it shall not be necessary for Lender to first or contemporaneously institute suit or exhaust remedies against Borrower or others liable on such Debt, or to enforce rights against any security or collateral ever given to secure such Debt.

4.            Amount of Guaranty, Consideration and Avoidance Limitation.

(a)            The Lender’s books and records showing the amount of the Guaranteed Obligation shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantor and conclusive for the purpose of establishing the amount of the Guaranteed Obligation, absent manifest error.

(b)            In consummating the transactions contemplated by the Credit Agreement, Guarantor does not intend to disturb, delay, hinder, or defraud either its present or future creditors. Guarantor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of the security and support for the payment and performance of the Guaranteed Obligation. Based upon such examination, and taking into account the fairly discounted value of Guarantor’s contingent obligations under this Guaranty and the value of the subrogation and contribution claims Guarantor could make in connection with this Guaranty, and assuming each of the transactions contemplated by the Credit Agreement is consummated, and Borrower makes full use of the credit facilities thereunder, the present realizable fair market value of the assets of Guarantor exceeds the total obligations of Guarantor, and Guarantor is able to realize upon its assets and pay its obligations as such obligations mature in the normal course of business.

(c)            Guarantor represents and warrants to Lender that the value of consideration received and to be receive by it is reasonably worth at least as much as its liability under this Guaranty, and such liability may reasonably expected to benefit Guarantor, directly or indirectly.

(d)            The obligations of Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations under this Guaranty subject to avoidance under Section 548 of the U.S. Bankruptcy Code or any comparable provisions of any applicable state law.

5.            Liability for Other Debt of Borrower. If Guarantor becomes liable for any Debt owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be impaired or affected by this Guaranty and the rights of Lender under this Guaranty shall be cumulative of any and all other rights that Lender may ever have against Guarantor.

6.            Subordination. Guarantor hereby expressly subordinates all Company Debt to the Payment in Full of the Guaranteed Obligation. Guarantor agrees not to receive or accept any payment from Borrower with respect to the Company Debt at any time a Default exists and, in the event Guarantor receives any payment on the Company Debt in violation of the foregoing, Guarantor shall hold any such payment for the benefit of Lender and promptly turn it over to Lender, in the form received (with any necessary endorsements), to be applied to the Guaranteed Obligation. If Lender so requests, any such Company Debt shall be enforced and all amounts received by Guarantor shall be received in trust for the Lender and the proceeds thereof shall be paid over to the Lender on account of the Guaranteed Obligation, but without reducing or affecting in any manner the liability of Guarantor under this Guaranty. Notwithstanding the foregoing and for the avoidance of doubt, so long as no Potential Default or Default exists and is continuing under the Credit Agreement, Guarantor may receive or accept payments from Borrower, consisting solely of the payment of regularly scheduled accrued interest, with respect to Company Debt in the ordinary course of business

7.            Subrogation. Until the Guaranteed Obligation is Paid In Full, Guarantor agrees that Guarantor will not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or liens of Lender or any other beneficiary against Borrower or any other obligor on the Guaranteed Obligation or any collateral or other security, or (b) any right of recourse, reimbursement, subrogation, contribution, indemnification, or similar right against Borrower or any other obligor or other guarantor on all or any part of the Guaranteed Obligation (whether such rights in clause (a) or clause (b) arise in equity, under contract, by statute, under common law, or otherwise).

8.            Enforceability of Guaranty; No Release.

(a)            This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligation or any instrument or agreement evidencing any part of the Guaranteed Obligation, or by the existence, validity, enforceability, perfection, or extent of any collateral securing the Guaranteed Obligation, or by any fact or circumstance relating to the Guaranteed Obligation which might otherwise constitute a defense to the obligations of the Guarantor under this Guaranty.

(b)            Guarantor agrees that Lender may, at any time and from time to time, and without notice to Guarantor, make any agreement with Borrower or with any other Person liable on any of the Guaranteed Obligation or providing collateral as security for the Guaranteed Obligation, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligation or any collateral (in whole or in part), or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligation or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of Guarantor under this Guaranty.

(c)            Guarantor hereby agrees that its obligations under the terms of this Guaranty shall not be released, discharged, diminished, impaired, reduced or otherwise adversely affected by any of the following:

(i)            Lender’s taking or accepting of any other security or guaranty for any or all of the Guaranteed Obligation;

(ii)            any release, surrender, exchange, subordination or loss of any security at any time existing in connection with any or all of the Guaranteed Obligation;

(iii)            any full or partial release of the liability of any other obligor on the Guaranteed Obligation;

(iv)            the insolvency, becoming subject to any Debtor Relief Law, or lack of corporate power of Borrower or any party at any time liable for the payment of any or all of the Guaranteed Obligation;

(v)            any renewal, extension or rearrangement of the payment of any or all of the Guaranteed Obligation, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to Borrower, Guarantor, or any other obligor on the Guaranteed Obligation;

(vi)            any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection of all or any part of the Guaranteed Obligation or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing any or all of the Guaranteed Obligation;

(vii)            any failure of Lender to give Guarantor notice of any of the foregoing it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligation, other than any notice expressly required to be given to Guarantor under this Guaranty;

(viii)            the unenforceability of all or any part of the Guaranteed Obligation against Borrower by reason of the fact that the Guaranteed Obligation (or the interest on the Guaranteed Obligation) exceeds the amount permitted by law, the act of creating the Guaranteed Obligation, or any part thereof, is ultra vires, or the officers creating same exceeded their authority or violated their fiduciary duties in connection therewith;

(ix)            any payment of the Obligation to Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason Lender is required to refund such payment or make payment to someone else (and in each such instance this Guaranty shall be reinstated in an amount equal to such payment); or

(x)            any discharge, release, or other forgiveness of Borrower’s personal liability for the payment of the Guaranteed Obligation.

9.            Exercise of Rights and Waiver.

(a)            No failure by Lender to exercise, and no delay in exercising, any right or remedy under this Guaranty shall operate as a waiver thereof. The exercise by Lender of any right or remedy under this Guaranty, the Loan Documents, or other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

(b)            The obligations of Guarantor under this Guaranty are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligation. Guarantor waives diligence by Lender and action on delinquency in respect of the Guaranteed Obligation or any part thereof, including any provisions of laws requiring Lender to exhaust any right or remedy or to take any action against Borrower, any other Guarantor or any other Person before enforcing this Guaranty against Guarantor. Guarantor hereby waives all rights by which Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligation or require suit against Borrower or others.

(c)            Guarantor waives notice of acceptance of this Guaranty, notice of any loan to which this Guaranty may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any loan, notice of intent to accelerate, notice of acceleration, and notice of any suit or notice of the taking of other action by Lender against Borrower, Guarantor or any other Person and any notice to any party liable thereon (including Guarantor), without reducing or affecting in any manner the liability of Guarantor under this Guaranty.

10.            Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligation is stayed, upon the insolvency, bankruptcy or reorganization of the Borrower or any other Person, or otherwise, all such amounts shall nonetheless be payable by Guarantor immediately upon demand by Lender.

11.            Expenses. Guarantor shall pay on demand all documented out-of-pocket expenses (including reasonable attorneys’ fees and expenses) in any way relating to the enforcement or protection of the Lender’s rights under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of the Lender in any case commenced by or against Guarantor under Title 11, United States Code or any similar or successor statute. The obligations of the Guarantor under the preceding sentence shall survive termination of this Guaranty.

12.            Amendments. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Lender and Guarantor.

13.            Change in Guarantor’s Status. Should Guarantor become insolvent, or fail to pay its debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of Lender granted under this Guaranty, then, in any such event, the Guaranteed Obligation shall be, as between Guarantor and Lender, a fully matured, due, and payable obligation of Guarantor to Lender (without regard to whether Borrower is then in Default or whether the Guaranteed Obligation, or any part thereof is then due and owing by Borrower to Lender), payable in full by Guarantor to Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created under this Guaranty.

14.            Information. Guarantor agrees to furnish promptly to Lender any and all financial or other information regarding Guarantor or its property as Lender may reasonably request in writing.

15.            Reliance and Duty to Remain Informed. Guarantor confirms that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Credit Agreement and the other Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. Guarantor confirms that it has made its own independent investigation with respect to Borrower’s creditworthiness and is not executing and delivering this Guaranty in reliance on any representation or warranty by Lender as to such creditworthiness. Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrower and any circumstances affecting (a) Borrower’s ability to perform under the Loan Documents to which Borrower is a party or (b) any collateral securing all or any part of the Guaranteed Obligation.

16.            Representations and Warranties. Guarantor acknowledges that certain representations and warranties set out in the Credit Agreement are in respect of Guarantor, and Guarantor reaffirms that each such representation and warranty is true and correct. In addition to the foregoing, Guarantor further represents and warrants to Lender that (a) it is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is organized, (b) it is qualified to do business in all jurisdictions where such qualification is necessary (except where failure to so qualify would not reasonably be expected to have a Material Adverse Effect), (c) it has all necessary permits, licenses, franchises, patents, copyrights, trademarks and trade names, or rights to conduct its business, (d) it has the necessary corporate authority to own its assets and conduct its business, (e) it has the requisite power and authority to execute, deliver and perform this Guaranty and the other Loan Documents to which it is a party, (f) the execution and delivery by it of this Guaranty and the other Loan Documents to which it is a party, and its performance of its obligations hereunder and thereunder, (i) have been duly authorized by Guarantor, (ii) do not conflict with any of its Organizational Documents, (iii) do not conflict with any Law or Material Agreement by which Guarantor is bound, (iv) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, and (v) will not result in the creation or imposition of any Lien on any the assets of Guarantor, except for Liens in favor of Lender, (g) this Guaranty and each other Loan Document to which it is a party has been duly executed and delivered to Lender by Guarantor, and this Guaranty and each such other Loan Document constitutes a legal, valid, and binding obligation of Guarantor and is enforceable against Guarantor in accordance with its respective terms, except as enforceability may be limited by applicable Debtor Relief Laws, other laws of general application relating to the enforcement of creditors’ rights, and general principles of equity, and (h) it is in compliance with all Laws applicable to it or to its property except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

17.            Covenants. Guarantor acknowledges that certain covenants set forth in the Credit Agreement are in respect of Guarantor or shall be imposed upon Guarantor, including, without limitation, the delivery of annual and quarterly financial statements pursuant to Section 8.1 thereof and the maintenance of insurance pursuant to Section 8.6 thereof, and Guarantor covenants and agrees to promptly and properly perform, observe, and comply with each such covenant.

18.            Liquidity. Guarantor shall not permit at any time its Unrestricted Cash to be less than $10,000,000, such requirement to be tested as of the last day of each fiscal quarter of Guarantor, commencing with the fiscal quarter ended December 31, 2021, and at such other times requested by Lender, such amount of Unrestricted Cash to be deposited and maintained with PAS in account number TVD-001864, or in such other account(s) agreed to in writing by Guarantor and Lender.

19.            INDEMNITY. GUARANTOR SHALL INDEMNIFY, PROTECT, AND HOLD LENDER AND ITS PARENT, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, PERMITTED ASSIGNS, AND ATTORNEYS (COLLECTIVELY, THE “INDEMNIFIED PARTIES”) HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, AND PROCEEDINGS AND ALL COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ALL REASONABLE ATTORNEYS’ FEES AND LEGAL EXPENSES WHETHER OR NOT SUIT IS BROUGHT), AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE (THE “INDEMNIFIED LIABILITIES”) THAT MAY AT ANY TIME BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE INDEMNIFIED PARTIES, IN ANY WAY RELATING TO OR ARISING OUT OF (A) THE DIRECT OR INDIRECT RESULT OF THE VIOLATION BY BORROWER OF ANY ENVIRONMENTAL LAW, (B) BORROWER’S GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE IN CONNECTION WITH ITS PROPERTIES OF A HAZARDOUS SUBSTANCE (INCLUDING, WITHOUT LIMITATION, (I) ALL DAMAGES FROM ANY USE, GENERATION, MANUFACTURE, PRODUCTION, STORAGE, RELEASE, THREATENED RELEASE, DISCHARGE, DISPOSAL, OR PRESENCE, OR (II) THE COSTS OF ANY ENVIRONMENTAL INVESTIGATION, MONITORING, REPAIR, CLEANUP, OR DETOXIFICATION AND THE PREPARATION AND IMPLEMENTATION OF ANY CLOSURE, REMEDIAL, OR OTHER PLANS), OR (C) THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN. HOWEVER, ALTHOUGH EACH INDEMNIFIED PARTY SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN ORDINARY NEGLIGENCE, NO INDEMNIFIED PARTY HAS THE RIGHT TO BE INDEMNIFIED HEREUNDER FOR (I) ITS OWN FRAUD, GROSS NEGLIGENCE, OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT OR (2) A CLAIM BROUGHT BY GUARANTOR AGAINST AN INDEMNIFIED PARTY FOR BREACH IN BAD FAITH OF SUCH INDEMNIFIED PARTY’S OBLIGATIONS HEREUNDER, IF GUARANTOR HAS OBTAINED A FINAL AND NONAPPEALABLE JUDGMENT IN ITS FAVOR ON SUCH CLAIM AS DETERMINED BY A COURT OF COMPETENT JURISDICTION. THE PROVISIONS OF AND UNDERTAKINGS AND INDEMNIFICATION SET FORTH IN THIS SECTION 19 SHALL SURVIVE THE PAYMENT IN FULL OF THE GUARANTEED OBLIGATION AND TERMINATION OF THIS GUARANTY.

20.            Setoff and Offset.

(a)            The Guaranteed Obligation shall not be reduced, discharged or released because or by reason of any existing or future offset, claim or defense (except for the defense of Payment in Full of the Guaranteed Obligation) of Borrower or any other party against Lender or against payment of the Guaranteed Obligation, whether such offset, claim, or defense arises in connection with the Guaranteed Obligation or otherwise. Such claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury.

(b)            If and to the extent any payment is not made when due under this Guaranty, Lender may setoff and charge from time to time any amounts so due against any or all of the Guarantor’s accounts or deposits with Lender.

21.            Binding Agreement. This Guaranty is for the benefit of Lender and its successors and assigns. Guarantor acknowledges that in the event of an assignment of the Guaranteed Obligation or any part thereof in accordance with the Credit Agreement, the rights and benefits under this Guaranty, to the extent applicable to the Debt so assigned, may be transferred with such Debt. This Guaranty is binding on Guarantor and its successors and permitted assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Lender (and any attempted assignment without such consent shall be void).

22.            Notices. All notices required or permitted to be given under this Guaranty, if any, must be in writing and shall or may, as the case may be, be given in the same manner as notice is given under the Credit Agreement as follows:

If to Lender:

Woodforest National Bank

25231 Grogan’s Mill, 6th Floor

The Woodlands, Texas 77380

Facsimile: 713 495-8254

Email: Cameron.Jones@woodforest.com

Attention: Cameron D. Jones

with a copy to:

Porter Hedges LLP

1000 Main Street, 36th Floor

Houston, Texas 77002

Facsimile: 713 226-6246

Email: AGibson@porterhedges.com

Attention: Anders T. C. Gibson

If to Guarantor:

iBio, Inc.

8800 HSC Parkway

Bryan, Texas 77807

Email: rob.lutz@ibioinc.com

Attn: Robert Lutz

with a copy to:

Venable LLP

750 East Pratt Street, Suite 900

Baltimore, Maryland 21202

Facsimile: (410) 244-7742

Email: PCLevin@Venable.com

Attention: Paul C. Levin

Subject to the terms of the Credit Agreement, by giving at least 30 days written notice, any party to this Guaranty shall have the right from time to time and at any time while this Guaranty is in effect to change its addresses or fax numbers and each shall have the right to specify a different address or fax number within the United States of America. Nothing in this Section 22 shall be construed to require any notice to Guarantor not otherwise expressly required in this Guaranty.

23.            Reinstatement. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or any other Person or otherwise, as if such payment had not been made and without regard to whether Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. In the event that this Guaranty is deemed to be reinstated after it has been terminated and released by Lender, the termination and release shall be deemed not to have occurred, this Guaranty shall be reinstated and shall be in full force and effect as if it had never been terminated or released. If this Guaranty has been returned to the Guarantor, the Guarantor shall promptly deliver this Guaranty to Lender or Lender may provide Guarantor with a copy of this Guaranty and the Guarantor shall promptly execute and deliver a copy of this Guaranty to Lender.

24.            Governing Law, Forum, and Venue.

(a)            THIS GUARANTY IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH — AND ITS PERFORMANCE ENFORCED UNDER — THE LAWS OF THE STATE OF TEXAS.

(b)            Any suits, claims or causes of action arising directly or indirectly from this Guaranty or any of the other Loan Documents may be brought in a court of appropriate jurisdiction in Montgomery County, Texas and objections to venue and personal jurisdiction in such forum are hereby expressly waived.

(c)            Guarantor hereby acknowledges that (i) the negotiation, execution, and delivery of this Guaranty and the other Loan Documents constitute the transaction of business within the state of Texas, (ii) any cause of action arising under any of this Guaranty or any of the other Loan Documents will be a cause of action arising from such transaction of business, and (iii) Guarantor understands, anticipates, and foresees that any action for enforcement of payment of the Guaranteed Obligation, this Guaranty, or any of the other Loan Documents may be brought against it in the State of Texas. To the extent allowed by law, Guarantor hereby submits to jurisdiction in the State of Texas for any action or cause of action arising out of or in connection with this Guaranty or any of the other Loan Documents and waives any and all rights under the laws of any state or jurisdiction to object to jurisdiction or venue within Montgomery County, Texas. Notwithstanding the foregoing, nothing contained in this Section 24 shall prevent Lender from bringing any action or exercising any rights against Borrower, Guarantor, any other Loan Party, any Collateral, or any of such Persons’ properties in any other county, state, or jurisdiction. Initiating such action or proceeding or taking any such action in any other state or jurisdiction shall in no event constitute a waiver by Lender of any of the foregoing.

(d)            Waiver of Right to Trial by Jury. EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 24(d) WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

25.            NO ORAL AGREEMENTS. THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS GUARANTY (AS AMENDED IN WRITING FROM TIME TO TIME) THE CREDIT AGREEMENT, AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY BORROWER, LENDER, OR GUARANTOR (OR BY BORROWER OR GUARANTOR FOR THE BENEFIT OF LENDER) REPRESENT THE FINAL AGREEMENT AMONG BORROWER, GUARANTOR, AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature appears on following page.]

EXECUTED as of the day and year set out in the Preamble to this Guaranty.

GUARANTOR:

IBIO, INC.,
a Delaware corporation

By:	/s/ Robert Lutz
Robert Lutz
Chief Financial and Business Officer

Signature Page to Guaranty